                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Performance Results.........................   3
     Portfolio Highlights........................   4
     Portfolio Management Review.................   5
     Portfolio of Investments....................   7
     Statement of Assets and Liabilities.........  10
     Statement of Operations.....................  11
     Statement of Changes in Net Assets..........  12
     Financial Highlights........................  13
     Notes to Financial Statements...............  16

    CORP SAR 4/97

                            LETTER TO SHAREHOLDERS

                                [PHOTO OF DENNIS J. McDONNELL AND DON G. POWELL]

March 27, 1997

Dear Shareholder,

  As mentioned in your previous report, VK/AC Holding, Inc., the parent company of Van Kampen American Capital, Inc., was acquired by Morgan Stanley Group Inc., a world leader in asset management and investment banking. The transaction was completed in October, and we look forward to exploring the opportunities it creates for investors. As part of the acquisition, Van Kampen American Capital became the distributor of Morgan Stanley retail funds on January 2, 1997.
  More recently, on February 5, 1997, it was announced that Morgan Stanley
Group Inc. and Dean Witter, Discover & Co. agreed to merge. A proxy will be mailed to you at the end of April that explains the transaction and asks for your vote of approval. The combined company will be a preeminent global finan-cial services firm, with leading market positions in securities, asset manage-ment and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

  During the six-month reporting period, inflation remained low and the pace of economic growth moderated. Early in 1996, various indicators pointed to an overly robust rate of economic activity. Despite seeming evidence of infla-tion, the Federal Reserve Board held short-term interest rates steady, and events over the reporting period proved the wisdom of this stable monetary policy. Economic growth slowed, commodity prices receded, and inflation re-mained benign. Wholesale prices fell by 0.3 percent and 0.4 percent during January and February 1997, respectively, and the producer price index, which excludes food and energy sectors, rose only 0.5 percent over the 12 months ended in February.
  Other indicators signaled generally moderate economic growth as well. Hous-ing starts and existing home sales fell slightly over the reporting period, while industrial production and consumer confidence rose sharply. Unemployment remained low at 5.3 percent, leading to the reemergence of mild upward pres-sure on wages. Inflationary implications of higher labor costs were offset by reports that the nation's businesses operated at only 83.3 percent of capacity in February--well below the level usually associated with production bottle-necks and price hikes.

                                                          Continued on page two
                                       1

MARKET REVIEW

  Fixed-income markets benefited from receding inflationary expectations over the past six months. At the height of investor concerns about inflation in Ju-ly, the yield on the Treasury's benchmark 30-year bond reached 7.2 percent, up from just 5.95 percent at the beginning of the year. Then, as the economy slowed and the Federal Reserve held short-term rates steady, long-term yields gradually fell to 6.64 percent by year-end. Renewed signs of economic vitality pushed the yield on 30-year Treasury bonds back to 6.80 percent by the end of the period.
  Compared to 1995, when most sectors of the taxable fixed-income market gener-ated double-digit gains, 1996 was a year of lackluster performance. The Lehman Brothers Aggregate Bond Index returned 4.16 percent for the 12-month period ended December 31, 1996, with short- and intermediate-term bonds outperforming long-term issues. Lower-rated corporate bonds also outperformed other fixed-in-come investments, as investors felt comfortable enough to stretch for yield given the overall strength of the economy. For the year, 30-year Treasury bonds lost approximately one percent on a total-return basis. Treasury-bond losses might have been larger, but heavy foreign buying, especially among Japanese in-vestors, helped control losses.

OUTLOOK

  We expect that renewed momentum in the U.S. economy will lead to a series of modest interest-rate hikes by the Federal Reserve. While we do not believe that the threat of inflation is a serious concern, some warning signs are present, including strong job growth, high consumer confidence, and a mild upturn in em-ployment costs. In this environment, a moderate rise in interest rates is like-ly.
  In addition to the possibility of higher domestic rates, the risk of external shocks to the fixed-income market is growing. Monetary policy has been unusu-ally accommodative in many foreign countries. If these economies catch fire in 1997, the resulting demand for capital could divert buying power from the U.S. credit market. Since foreign investors have become the marginal buyers of Amer-ican bonds, we believe that increased competition for the global fixed-income dollar could also exert mild downward pressure on bond prices over the year.
  Additional details about your Fund, including a question and answer section with your portfolio management team, is provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

/s/ Don G. Powell                /s/ Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

                                                      A SHARES B SHARES C SHARES

 TOTAL RETURNS
 Six-month total return based on NAV/1/..............    6.70%    6.31%    6.31%
 Six-month total return/2/...........................    1.66%    2.31%    5.31%
 One-year total return based on NAV/1/...............    5.79%    4.97%    4.97%
 One-year total return/2/............................     .75%    1.05%    3.99%
 Five-year average annual total return/2/............    6.81%      N/A      N/A
 Ten-year average annual total return/2/.............    7.60%      N/A      N/A
 Life-of-Fund average annual total return/2/.........    8.28%    5.69%    4.27%
 Commencement Date................................... 09/23/71 09/28/92 08/30/93

 DISTRIBUTION RATE AND YIELD
 Distribution Rate/3/................................    6.75%    6.33%    6.33%
 SEC Yield/4/........................................    6.16%    5.71%    5.72%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending February 28, 1997.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO HIGHLIGHTS


                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

TOP TEN ISSUERS AS OF FEBRUARY 28, 1997


                                                                   PERCENTAGE OF FUND'S
                                                                   LONG-TERM INVESTMENTS
   News America Holdings, Inc.............................................. 4.6%
   Cox Communications, Inc................................................. 4.3%
   Union Oil Co............................................................ 4.1%
   United Mexican States................................................... 3.8%
   Ashland Oil, Inc........................................................ 3.7%
   Columbia Pictures Entertainment, Inc.................................... 3.4%
   PDV America, Inc........................................................ 3.3%
   United Airlines......................................................... 3.1%
   Unisys Corp............................................................. 2.9%
   TCI Communications, Inc................................................. 2.8%

CREDIT QUALITY

[PIE CHART APPEARS HERE]                        [PIE CHART APPEARS HERE]

As of February 28, 1997                         As of August 31, 1996

AA...............  1.2%                         AA...............  1.2%
A................ 25.5%                         A................ 21.9%
BBB.............. 44.8%                         BBB.............. 50.1%
BB............... 19.6%                         BB............... 11.3%
B................  8.9%                         B................ 15.5%

Based on credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF FEBRUARY 28, 1997                         AS OF AUGUST 31, 1996

Consumer Services... 21.4%                      Consumer Services... 23.4%
Energy.............. 14.8%                      Energy.............. 14.2%
Transportation...... 10.3%                      Transportation...... 12.8%
Utilities...........  9.9%                      Utilities........... 10.1%
Finance.............  8.1%                      Finance.............  8.7%


DURATION

                AS OF FEBRUARY 28, 1997         AS OF AUGUST 31, 1996

Duration               5.9 years                       5.8 years

                          PORTFOLIO MANAGEMENT REVIEW


                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

We recently spoke with the management team of the Van Kampen American Capital Corporate Bond Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes David R. Troth, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended February 28, 1997.

 Q WHAT WERE SOME OF THE KEY FORCES AT WORK IN THE MARKET OVER THE PAST SIX MONTHS?

 A It was an eventful six months in the corporate bond market. Beginning with a fairly strong rally, fueled by signs of moderate economic growth which extended through late November. After a brief sell-off, the market re-bounded in February, only to fade once again in response to cautionary remarks made by Federal Reserve Board Chairman Alan Greenspan.
  Many of the market's sharpest fluctuations were triggered by Greenspan's various comments throughout the reporting period. In early December, for exam-ple, his warnings about the "irrational exuberance" of the stock market trig-gered an abrupt one-day sell-off. His suggestion that Fed policy might include preemptive tightening to ward off inflation helped weaken bond prices in late February.
  Over the reporting period as a whole, rates appear to have remained rela-tively stable. However, by tracking their progress throughout the period, you find rather significant volatility, marked by yield swings of more than a full percentage point.

 Q   HOW DID YOU RESPOND TO THESE MARKET CONDITIONS?

 A We followed several strategies. First, we maintained a slightly short du-ration for the Fund. Duration, which is expressed in years, is a measure-
ment of a portfolio's price sensitivity to changes in interest rates. The longer the Fund's duration, the greater the effect of interest rate movements on net asset value (NAV). Typically, funds with shorter durations have per-formed better in rising rate environments, while funds with longer durations have performed better when rates are declining. The duration was nearly un-changed over the course of the past six months, beginning the period at 5.8 years and ending on February 28, 1997 at 5.9 years. This compares to an aver-age duration of 6.0 years for the Lehman Brothers BAA Corporate Bond Index.
  Second, we increased our holdings in the energy sector to 14.8 percent of long-term investments. We have also made a conscious effort to limit our expo-sure to cyclical companies, which have tended to be more negatively affected by slow economic growth, and have gravitated toward firms in the service in-dustry, such as health care.
  Our new holdings include AmerCredit (auto finance), Barnett Resources (ener-gy), Transcontinental Gas (energy), and Rubbermaid (consumer nondurables). We also added or increased positions in various sovereign debt issues, such as government bonds issued by Mexico, Argentina, and South Africa. In fact, the foreign segment of the Fund now represents approximately 10 percent of long-term investments.

  Finally, we steadily increased the high-yield component of the portfolio to attempt to enhance the Fund's dividend performance. By the end of the period,
19.6 percent of the Fund was invested in BB-rated securities. For additional Fund portfolio highlights, please refer to page four.

 Q    HOW DID THE FUND PERFORM AS A RESULT?

 A In October of 1996, we were able to increase the Fund's monthly divi-dend--from $.0400 per share to $.0405 per share (Class A shares)--due in large part to our allocation in the high yield sector. In general, the Fund continued to meet its objective of providing shareholders with a high level of current income. As of February 28, 1997, the Fund's annualized distribution rate was 6.75 percent/3/, based on the maximum public offering price of $7.20 per Class A share.
  For the six-month period ended February 28, 1997, the Fund achieved a total return of 6.70 percent/1/ (Class A shares at net asset value). For the same six-month period, the total return average for all funds in the Lipper Corpo-rate Debt BB category was 6.46 percent. By comparison, the Lehman Brothers Cor-porate Bond Index and the Lehman Brothers Baa Corporate Bond Index produced total returns of 6.27 percent and 6.90 percent, respectively. These are broad-based indices which reflect the performance of all publicly issued, fixed-rate, non-convertible investment grade corporate debt. Keep in mind that these indi-ces are unmanaged and do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.

 Q    WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

 A While the market's prospects aren't as strong as they were in 1996, they still look quite favorable. The economy appears to be holding its own, growing at a slow-but-steady pace, and inflation remains subdued. Although there is a chance that stronger-than-expected growth could spur the Federal Re-serve Board to further hike interest rates, the high yield sector of the market should stay resilient. We believe that it would take a strong recessionary en-vironment to trigger a significant downturn in the high yield market, which does not appear imminent.
  With its below-average duration, the Fund is already positioned defensively, and we expect to continue this strategy in the near future. In addition, we will increase the number of securities to further enhance diversification and help reduce the Fund's exposure to credit risk.


/s/ Peter W. Hegel                    /s/ David R. Troth

Peter W. Hegel                        David R. Troth
Chief Investment Officer              Portfolio Manager
Fixed Income Investments

                                              Please see footnotes on page three

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount                                                                Market
 (000)  Description                                 Coupon  Maturity    Value
--------------------------------------------------------------------------------
        CORPORATE BONDS 88.0%
        CONSUMER DISTRIBUTION 1.0%
 $2,000 Nabisco, Inc.............................    7.550% 06/15/15 $ 1,984,400
                                                                     -----------
        CONSUMER DURABLES 0.5%
  1,000 Chrysler Corp............................    7.450  03/01/27     996,700
                                                                     -----------
        CONSUMER NON-DURABLES 1.5%
  2,000 Coca Cola Enterprises, Inc...............    8.500  02/01/12   2,233,000
    750 Dimon, Inc...............................    8.875  06/01/06     780,150
                                                                     -----------
                                                                       3,013,150
                                                                     -----------
        CONSUMER SERVICES 20.9%
  1,000 Circus Circus Enterprises, Inc...........    6.450  02/01/06     946,800
  6,215 Columbia Pictures Entertainment, Inc.....    9.875  02/01/98   6,433,147
  5,000 Cox Communications, Inc..................    6.875  06/15/05   4,933,500
  3,500 Cox Communications, Inc..................    7.250  11/15/15   3,375,400
  1,250 Harcourt General, Inc....................    8.875  06/01/22   1,429,125
  5,000 ITT Corp.................................    6.750  11/15/05   4,744,000
  2,000 News America Holdings, Inc...............    9.250  02/01/13   2,269,400
  6,000 News America Holdings, Inc...............    8.875  04/26/23   6,552,000
  2,500 TCI Communications, Inc..................    8.750  08/01/15   2,539,500
  3,000 TCI Communications, Inc..................    6.875  02/15/06   2,796,600
  2,000 Tele Communications, Inc.................    9.250  01/15/23   2,023,400
  3,000 Viacom, Inc..............................    7.750  06/01/05   3,019,800
                                                                     -----------
                                                                      41,062,672
                                                                     -----------
        ENERGY 14.5%
  6,300 Ashland Oil, Inc.........................    8.800  11/15/12   7,028,910
    750 Barrett Resources Corp...................    7.550  02/01/07     747,675
  1,000 Lyondell Petrochemical Co................    6.500  02/15/06     946,970
  6,300 PDV America, Inc.........................    7.875  08/01/03   6,414,030
  5,000 Phillips Petroleum Co....................    8.860  05/15/22   5,327,000
  3,000 Union Oil Co.............................    9.250  02/01/03   3,357,900
  4,000 Union Oil Co.............................    9.125  02/15/06   4,574,800
                                                                     -----------
                                                                      28,397,285
                                                                     -----------
        FINANCE 8.0%
  2,555 First PV Funding Corp....................   10.300  01/15/14   2,727,463
  3,480 PNPP II Funding Corp.....................    8.510  11/30/06   3,561,084
  3,000 Royal Bank Scotland Group................    6.375  02/01/11   2,769,900
  4,500 Ryder Systems, Inc.......................    9.250  05/15/01   4,920,750
  1,500 United Illuminating Co...................   10.240  01/02/20   1,621,500
                                                                     -----------
                                                                      15,600,697
                                                                     -----------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount                                                                Market
 (000)  Description                                 Coupon  Maturity    Value
--------------------------------------------------------------------------------
        HEALTHCARE 5.0%
 $2,000 Aetna Services, Inc......................    7.125% 08/15/06 $ 1,999,720
  1,000 Allegiance Corp..........................    7.800  10/15/16   1,020,000
    500 Manor Care, Inc..........................    7.500  06/15/06     511,200
  2,285 Quorum Health Group, Inc.................   11.875  12/15/02   2,504,931
  3,500 Tenet Healthcare Corp....................   10.125  03/01/05   3,867,500
                                                                     -----------
                                                                       9,903,351
                                                                     -----------
        OIL & GAS 0.5%
  1,000 Transcontinental Gas Pipeline Corp.......    7.250  12/01/26     970,600
                                                                     -----------
        PRODUCER MANUFACTURING 3.9%
  5,000 John Deere Capital Corp..................    9.625  11/01/98   5,269,000
  2,500 Rubbermaid, Inc..........................    6.600  11/15/06   2,433,375
                                                                     -----------
                                                                       7,702,375
                                                                     -----------
        RAW MATERIALS/PROCESSING INDUSTRIES 6.9%
  1,000 Carter Holt Harvey Ltd...................    8.375  04/15/15   1,070,210
  4,000 Crown Cork & Seal, Inc...................    8.000  04/15/23   3,950,000
  4,000 Federal Paper Board, Inc.................    8.875  07/01/12   4,570,400
  3,000 Georgia Pacific Corp.....................    9.500  02/15/18   3,142,200
    500 James River Corp.........................    8.375  11/15/01     527,565
    300 Owens Corning Fiberglass Corp............    9.375  06/01/12     350,010
                                                                     -----------
                                                                      13,610,385
                                                                     -----------
        TECHNOLOGY 5.5%
  5,000 International Business Machines Corp.....    7.500  06/15/13   5,152,000
  5,500 Unisys Corp..............................   15.000  07/01/97   5,651,250
                                                                     -----------
                                                                      10,803,250
                                                                     -----------
        TRANSPORTATION 10.1%
  3,000 AMR Corp.................................    9.500  05/15/01   3,299,400
    750 CSX Corp.................................    8.625  05/15/22     841,125
  1,560 Delta Airlines, Inc......................    9.875  01/01/98   1,608,266
  2,000 Delta Airlines, Inc......................    9.750  05/15/21   2,403,600
  1,500 Kansas City Southern Industries, Inc.....    7.875  07/01/02   1,565,850
  4,000 Union Pacific Corp.......................    8.350  05/01/25   4,138,400
  5,000 United Airlines..........................   10.020  03/22/14   5,966,000
                                                                     -----------
                                                                      19,822,641
                                                                     -----------

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
--------------------------------------------------------------------------------
        UTILITIES 9.7%
 $1,000 360 Communications Co...................    7.125% 03/01/03 $    994,360
  1,000 AES Corp................................   10.250  07/15/06    1,095,000
  2,000 Arizona Public Service Co...............    9.500  04/15/21    2,207,000
  1,000 Arizona Public Service Co...............    8.750  01/15/24    1,057,500
  2,300 Cleveland Electric Illuminating Co......   10.000  06/01/20    2,433,630
  1,605 Consumers Power Co......................    8.875  11/15/99    1,692,311
  1,000 Gulf States Utilities Co................    8.940  01/01/22    1,056,700
  4,000 Long Island Lighting Co.................    9.750  05/01/21    4,180,000
  1,000 Long Island Lighting Co.................    9.000  11/01/22    1,075,300
  2,500 Texas Utilities Electric Co.............    8.875  02/01/22    2,684,250
    500 UtiliCorp United, Inc...................    6.700  10/15/06      498,950
                                                                    ------------
                                                                      18,975,001
                                                                    ------------
        TOTAL CORPORATE BONDS....................................    172,842,507
                                                                    ------------
        FOREIGN GOVERNMENT OBLIGATIONS 9.6%
  4,000 Province of Newfoundland (Canada).......    9.000  10/15/21    4,643,600
    650 Province of Saskatchewan (Canada).......    8.000  02/01/13      696,215
  1,000 Republic of Argentina...................   11.375  01/30/17    1,070,000
  5,000 Republic of South Africa................    8.375  10/17/06    5,092,500
  2,500 United Mexican States (Mexico)..........    9.875  01/15/07    2,662,500
  4,000 United Mexican States (Mexico)..........   11.375  09/15/16    4,626,000
                                                                    ------------
        TOTAL FOREIGN GOVERNMENT OBLIGATIONS.....................     18,790,815
                                                                    ------------
 TOTAL LONG-TERM INVESTMENTS 97.6%
   (Cost $182,282,199)(a)........................................    191,633,322
                                                                    ------------
 REPURCHASE AGREEMENT 1.7%
   Swiss Bank Corp. ($3,300,000 par collateralized by U.S. Gov-
   ernment Obligations in a pooled cash account dated 02/28/97,
   to be sold on 03/03/97 at $3,331,485).........................      3,330,000
 OTHER ASSETS IN EXCESS OF LIABILITIES 0.7%......................      1,374,779
                                                                    ------------
 NET ASSETS 100.0%...............................................   $196,338,101
                                                                    ============

(a) At February 28, 1997, cost for federal income tax purposes is $182,282,199; the aggregate gross unrealized appreciation is $10,690,002 and the aggre-gate gross unrealized depreciation is $1,338,879 resulting in net unrealized appreciation of $9,351,123.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $182,282,199) (Note
1)..............................................................  $191,633,322
Short-Term Investments (Note 1).................................     3,330,000
Cash............................................................         4,495
Receivables:
 Interest.......................................................     3,783,462
 Fund Shares Sold...............................................       155,510
Other...........................................................         2,726
                                                                  ------------
 Total Assets...................................................   198,909,515
                                                                  ------------
LIABILITIES:
Payables:
 Investments Purchased..........................................       995,140
 Fund Shares Repurchased........................................       870,692
 Income Distributions...........................................       439,100
 Distributor and Affiliates (Notes 2 and 6).....................        79,520
 Investment Advisory Fee (Note 2)...............................        74,255
Deferred Compensation and Retirement Plans (Note 2).............        66,759
Accrued Expenses................................................        45,948
                                                                  ------------
 Total Liabilities..............................................     2,571,414
                                                                  ------------
NET ASSETS......................................................  $196,338,101
                                                                  ============
NET ASSETS CONSIST OF:
Capital (Note 3)................................................  $210,157,614
Net Unrealized Appreciation on Securities.......................     9,351,123
Accumulated Undistributed Net Investment Income.................       289,897
Accumulated Net Realized Loss on Securities.....................   (23,460,533)
                                                                  ------------
NET ASSETS......................................................  $196,338,101
                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
   Net asset value and redemption price per share (Based on net assets of $160,742,154 and 23,447,133 shares of beneficial
   interest issued and outstanding) (Note 3)....................  $       6.86

   Maximum sales charge (4.75%* of offering price)..............           .34
                                                                  ------------
   Maximum offering price to public.............................  $       7.20
                                                                  ============
 Class B Shares:
   Net asset value and offering price per share (Based on net assets of $29,843,670 and 4,359,979 shares of beneficial
   interest issued and outstanding) (Note 3)....................  $       6.84
                                                                  ============
 Class C Shares:
   Net asset value and offering price per share (Based on net assets of $5,752,277 and 840,629 shares of beneficial
   interest issued and outstanding) (Note 3)....................  $       6.84
                                                                  ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..........................................................  $ 8,260,205
Other.............................................................      100,000
                                                                    -----------
 Total Income.....................................................    8,360,205
                                                                    -----------
EXPENSES:
Investment Advisory Fee (Note 2)..................................      484,128
Distribution (12b-1) and Service Fees (Allocated to Classes A, B
 and C of $164,127, $142,411 and $30,022, respectively) (Note 6)..      336,560
Shareholder Services (Note 2).....................................      240,821
Legal (Note 2)....................................................       12,671
Trustees Fees and Expenses (Note 2)...............................        5,143
Other ............................................................      213,200
                                                                    -----------
 Total Expenses...................................................    1,292,523
 Less Expenses Reimbursed (Note 2)................................       (6,500)
                                                                    -----------
 Net Expenses.....................................................    1,286,023
                                                                    -----------
NET INVESTMENT INCOME.............................................  $ 7,074,182
                                                                    ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Loss on Securities:
 Investments......................................................  $  (123,648)
 Futures..........................................................      (73,194)
                                                                    -----------
Net Realized Loss on Securities...................................     (196,842)
                                                                    -----------
Unrealized Appreciation/Depreciation on Securities:
 Beginning of the Period..........................................    3,261,825
 End of the Period:
 Investments......................................................    9,351,123
                                                                    -----------
Net Unrealized Appreciation on Securities During the Period.......    6,089,298
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES....................  $ 5,892,456
                                                                    ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS........................  $12,966,638
                                                                    ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

 For the Six Months Ended February 28, 1997 and the Year Ended August 31, 1996
                                  (Unaudited)

--------------------------------------------------------------------------------

                                              Six Months Ended       Year Ended
                                             February 28, 1997  August 31, 1996
--------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................       $  7,074,182     $ 13,391,386
Net Realized Gain/Loss on Securities.......           (196,842)       1,735,360
Net Unrealized Appreciation/Depreciation on
 Securities During the Period..............          6,089,298       (9,979,200)
                                                  ------------     ------------
Change in Net Assets from Operations.......         12,966,638        5,147,546
                                                  ------------     ------------
Distributions from Net Investment Income:
 Class A Shares............................         (5,827,427)     (11,608,221)
 Class B Shares............................           (914,125)      (1,533,048)
 Class C Shares............................           (190,869)        (341,585)
                                                  ------------     ------------
 Total Distributions.......................         (6,932,421)     (13,482,854)
                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
ACTIVITIES.................................          6,034,217       (8,335,308)
                                                  ------------     ------------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold..................         16,808,448       44,740,308
Net Asset Value of Shares Issued Through
Dividend Reinvestment......................          4,623,197        8,899,577
Cost of Shares Repurchased.................        (26,933,740)     (41,799,106)
                                                  ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
TRANSACTIONS...............................         (5,502,095)      11,840,779
                                                  ------------     ------------
TOTAL INCREASE IN NET ASSETS...............            532,122        3,505,471
NET ASSETS:
Beginning of the Period....................        195,805,979      192,300,508
                                                  ------------     ------------
End of the Period (Including accumulated
 undistributed net investment income of
 $289,897 and $148,136, respectively)......       $196,338,101     $195,805,979
                                                  ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                                       Six Months
                                            Ended     Year Ended August 31,
                                     February 28,  -----------------------------
Class A Shares                               1997    1996    1995   1994    1993
--------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................        $6.650   $6.94   $6.62  $7.36   $6.98
                                           ------  ------  ------ ------  ------
 Net Investment Income.............          .249    .479     .48    .49     .51
 Net Realized and Unrealized
  Gain/Loss on Securities..........          .200   (.289)    .32  (.745)  .3875
                                           ------  ------  ------ ------  ------
Total from Investment Operations...          .449    .190     .80  (.255)  .8975
Less Distributions from Net
Investment Income..................          .243    .480     .48   .485   .5175
                                           ------  ------  ------ ------  ------
Net Asset Value, End of the Period.        $6.856  $6.650   $6.94  $6.62   $7.36
                                           ======  ======  ====== ======  ======
Total Return (a)...................         6.70%*  2.71%  12.71% (3.55%) 13.48%
Net Assets at End of the Period (In
 millions).........................        $160.7  $162.9  $169.0 $160.0  $190.8
Ratio of Expenses to Average Net
Assets (b) ........................         1.14%   1.10%   1.13%  1.09%   1.05%
Ratio of Net Investment Income to
 Average Net Assets (b) ...........         7.19%   6.90%   7.22%  7.06%   7.24%
Portfolio Turnover.................          11%*     34%     25%     0%     19%

*Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

--------------------------------------------------------------------------------

                            Six Months                          September 28, 1992
                                 Ended  Year Ended August 31,        (Commencement
                          February 28,  ---------------------  of Distribution) to
Class B Shares                    1997    1996    1995   1994      August 31, 1993
-----------------------------------------------------------------------------------
Net Asset Value,
Beginning of the Period.        $6.642   $6.94   $6.62  $7.36                $7.05
                                ------  ------  ------ ------               ------
 Net Investment Income..          .220    .424     .42    .44                  .43
 Net Realized and
  Unrealized Gain/Loss
  on Securities.........          .200   (.290)    .33  (.755)               .3465
                                ------  ------  ------ ------               ------
Total from Investment
 Operations.............          .420    .134     .75  (.315)               .7765
Less Distributions from
 Net Investment Income..          .217    .432     .43   .425                .4665
                                ------  ------  ------ ------               ------
Net Asset Value, End of
 the Period.............        $6.845  $6.642   $6.94  $6.62                $7.36
                                ======  ======  ====== ======               ======
Total Return (a)........         6.31%*  1.85%  11.86% (4.38%)              11.54%*
Net Assets at End of the
 Period (In millions)...         $29.8   $26.9   $19.2  $13.5                 $8.4
Ratio of Expenses to
 Average Net Assets (b).         1.94%   1.90%   1.94%  1.90%                1.96%
Ratio of Net Investment
 Income to Average Net
 Assets (b) ............         6.39%   6.12%   6.40%  6.29%                6.21%
Portfolio Turnover......           11%*    34%     25%     0%                  19%

*Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months
                                                Ended  Year Ended August 31,
                                         February 28,  -----------------------
Class C Shares                                   1997    1996    1995 1994 (a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period.................................       $6.639   $6.93   $6.62    $7.36
                                               ------  ------  ------   ------
 Net Investment Income..................         .219    .426     .42      .44
 Net Realized and Unrealized Gain/Loss
  on Securities.........................         .202   (.285)    .32    (.755)
                                               ------  ------  ------   ------
Total from Investment Operations........         .421    .141     .74    (.315)
Less Distributions from Net Investment
 Income ................................         .217    .432     .43     .425
                                               ------  ------  ------   ------
Net Asset Value, End of the Period......       $6.843  $6.639   $6.93    $6.62
                                               ======  ======  ======   ======
Total Return (b)........................        6.31%*  2.00%  11.70%   (4.51%)
Net Assets at End of the Period
 (In millions)..........................         $5.8    $5.9    $4.1     $2.3
Ratio of Expenses to Average Net Assets
 (c)....................................        1.94%   1.90%   1.93%    1.93%
Ratio of Net Investment Income to
 Average Net Assets (c).................        6.39%   6.14%   6.40%    6.49%
Portfolio Turnover......................          11%*    34%     25%       0%

*Non-Annualized.

(a) This class of shares commenced distribution on August 30, 1993. Therefore, no information is presented for the 1993 fiscal year.

(b) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end manage-ment investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with preservation of capital through investing primarily in a diversified portfolio of corporate debt securities. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C shares commenced on September 28, 1992 and August 30, 1993, respectively.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of con-tingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using mar-ket quotations. Investments in securities listed on a securities exchange are valued at their last sale price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed de-livery" basis, with settlement to occur at a later date. The value of the se-curity so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1997, there were no when issued or delayed delivery purchase commitments.
  The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies ad-vised by Van Kampen American Capital Asset Management, Inc. (the

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
"Adviser") or its affiliates, the daily aggregate of which is invested in re-purchase agreements. Repurchase agreements are fully collateralized by the un-derlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the under-lying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and divi-dend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated investment compa-nies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capi-tal gains. At August 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $23,307,021 which will expire between 1998 and 2000. Net realized loss differs for financial and tax reporting purposes primarily as a result of gains or losses recognized for tax purposes on open futures positions.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays monthly divi-dends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are in-cluded in ordinary income for tax purposes.

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                                   % PER ANNUM
--------------------------------------------------------------------------------
First $150 million..................................................  .50 of 1%
Next $100 million...................................................  .45 of 1%
Next $100 million...................................................  .40 of 1%
Over $350 million...................................................  .35 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Il-linois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the six months ended February 28, 1997, the Fund recognized expenses of approximately $40,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund.
  ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 1997, the Fund recognized expenses of approximately $191,000, representing ACCESS' cost of providing transfer agency and share-holder services plus a profit.
  Additionally, for the six months ended February 28, 1997, the Fund paid VKAC approximately $9,200 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. During the period ended February 28, 1997, VKAC reimbursed the Fund for expenses related to the re-tirement plan.
  At February 28, 1997, VKAC owned 9,190 Class A shares.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Clas-ses A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

  At February 28, 1997, capital aggregated $174,090,608, $30,256,021 and
$5,810,985 for Classes A, B and C, respectively. For the six months ended Feb-ruary 28, 1997, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  1,515,849  $ 10,425,870
 Class B.............................................    845,849     5,790,466
 Class C.............................................     86,749       592,112
                                                      ----------  ------------
Total Sales..........................................  2,448,447  $ 16,808,448
                                                      ==========  ============
Dividend Reinvestment:
 Class A.............................................    573,935  $  3,939,808
 Class B.............................................     86,276       591,251
 Class C.............................................     13,447        92,138
                                                      ----------  ------------
Total Dividend Reinvestment..........................    673,658  $  4,623,197
                                                      ==========  ============
Repurchases:
 Class A............................................. (3,144,396) $(21,583,965)
 Class B.............................................   (627,211)   (4,299,142)
 Class C.............................................   (153,759)   (1,050,633)
                                                      ----------  ------------
Total Repurchases.................................... (3,925,366) $(26,933,740)
                                                      ==========  ============

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------

  At August 31, 1996, capital aggregated $181,308,895, $28,173,446 and
$6,177,368 for Classes A, B and C, respectively. For the year ended August 31, 1996, transactions were as follows:

                                                          SHARES         VALUE
-------------------------------------------------------------------------------
Sales:
 Class A.............................................  3,701,661  $ 25,469,554
 Class B.............................................  2,251,770    15,599,691
 Class C.............................................    528,401     3,671,063
                                                      ----------  ------------
Total Sales..........................................  6,481,832  $ 44,740,308
                                                      ==========  ============
Dividend Reinvestment:
 Class A.............................................  1,123,125  $  7,745,474
 Class B.............................................    140,880       973,474
 Class C.............................................     26,263       180,629
                                                      ----------  ------------
Total Dividend Reinvestment..........................  1,290,268  $  8,899,577
                                                      ==========  ============
Repurchases:
 Class A............................................. (4,691,517) $(32,409,201)
 Class B............................................. (1,102,281)   (7,655,822)
 Class C.............................................   (252,515)   (1,734,083)
                                                      ----------  ------------
Total Repurchases.................................... (6,046,313) $(41,799,106)
                                                      ==========  ============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales ar-rangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                   CONTINGENT
                                                                 DEFERRED SALES
                                                                     CHARGE
YEAR OF REDEMPTION                                               CLASS B CLASS C
--------------------------------------------------------------------------------
First...........................................................  4.00%   1.00%
Second..........................................................  4.00%    None
Third...........................................................  3.00%    None
Fourth..........................................................  2.50%    None
Fifth...........................................................  1.50%    None
Sixth and Thereafter............................................   None    None

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
  For the six months ended February, 28, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approxi-mately $9,100 and CDSC on redeemed shares of approximately $160,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $20,385,595 and $21,730,179 re-spectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio hold-ings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on secu-rities. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.
  During the period, the Fund invested in futures contracts, a type of deriva-tive. A futures contract is an agreement involving the delivery of a particu-lar asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                         February 28, 1997 (Unaudited)

-------------------------------------------------------------------------------
  Transactions in futures contracts, each with a par value of $100,000, for the six months ended February 28, 1997 were as follows:

                                                                      CONTRACTS
--------------------------------------------------------------------------------
Outstanding at August 31, 1996.......................................        40
Futures Opened.......................................................         0
Futures Closed.......................................................       (40)
                                                                            ---
Outstanding at February 28, 1997.....................................         0
                                                                            ===

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (col-lectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder ac-counts.
  Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 28, 1997 are payments to VKAC of ap-proximately $120,500.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Aggressive Growth Fund
 Emerging Growth Fund
 Enterprise Fund
 Growth Fund
 Pace Fund
Growth & Income
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Intermediate Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund

MORGAN STANLEY FUND, INC.
 Aggressive Equity Fund
 American Value Fund
 Asian Growth Fund
 Emerging Markets Fund
 Global Equity Allocation Fund
 Global Fixed Income Fund
 High Yield Fund
 International Magnum Fund
 Latin American Fund
 Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

                         RESULTS OF SHAREHOLDER VOTES


  A Special Meeting of Shareholders of the Fund was held on October 25, 1996 where shareholders voted on a new investment advisory agreement, changes to investment policies and the ratification of Price Waterhouse LLP as indepen-dent public accountants. With regard to the approval of a new investment advi-sory agreement between Van Kampen American Capital Asset Management, Inc. and the Fund, 19,291,707 shares voted for the proposal, 365,586 shares voted against and 1,210,546 shares abstained. With regard to the approval of certain changes to the Fund's fundamental investment policies with respect to invest-ment in other investment companies, 16,234,694 shares voted for the proposal, 472,830 shares voted against and 1,210,342 shares abstained. With regard to the ratification of Price Waterhouse LLP as independent public accountants for the Fund, 19,408,872 shares voted for the proposal, 276,465 shares voted against and 1,182,503 shares abstained.

                VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
DENNIS J. MCDONNELL*
JACK E. NELSON
JEROME L. ROBINSON
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
 President
RONALD A. NYBERG*
 Vice President and Secretary
EDWARD C. WOOD, III*
 Vice President and Chief Financial Officer
CURTIS W. MORELL*
 Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
 Treasurer
TANYA M. LODEN*
 Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
 Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1997
All rights reserved.

(SM)denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1997, the report must be accompanied by a quarterly performance update, if applicable.